THIRD
                                  AMENDMENT TO
                              EMPLOYMENT AGREEMENT


         This Third Amendment (the "Amendment") is made and entered into as of the 29th day of September, 1998 by and between WorldPort Communications, Inc., a Delaware corporation ("WorldPort" or the "Company") and Mr. Phillip S. Magiera ("Executive") and amends that certain Employment Agreement dated as of January 1, 1998 between the Company and Executive (the "Employment Agreement").

         WHEREAS, the parties executed an Amendment to Employment Agreement as of March 31, 1998 (the "First Amendment") which amended Section 6(f) of the Employment Agreement and executed a Second Amendment to Employment Agreement as of April 1, 1998 (the "Second Amendment") which amended Section 6(a) and again amended Section 6(f) of the Employment Agreement;

          WHEREAS, the parties desire to further amend a portion of Section 6(f) of the Employment Agreement;

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. The third sentence of Section 6(f) of the Employment Agreement (as amended by the First Amendment and the Second Amendment) is hereby amended and restated to read in its entirety as follows:

                  "The promissory note shall accrue interest at an annual rate of 9% and mature on August 1, 2000, at which time all payments of principal and accrued interest shall be made."

         2. Except as otherwise amended hereby, all terms and provisions of the Employment Agreement, as amended previously shall continue in full force and effect as stated therein. All capitalized terms used by not defined herein shall have the meanings given in the Employment Agreement

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                                WORLDPORT COMMUNICATIONS, INC.


                                                By:
                                                Name:
                                                Title:



                                                Phillip S. Magiera